Rex Energy Corporation | 366 Walker Drive | State College, PA 16801
P: (814) 278-7267 | F: (814) 278-7286
E: InvestorRelations@RexEnergyCorp.com
www.rexenergy.com
Responsible Development of America’s Energy Resources
Rex Energy
SunTrust 5
th
Annual Utica Shale Mini-Conference
November 14, 2013
Exhibit 99.1

Except for historical information, statements made in this presentation, including those relating to significant potential opportunities, future earnings, resource potential, cash flow, capital expenditures, production growth, planned number of wells (as well as the timing of rig operations, natural gas processing plant commissioning and operations, fracture stimulation activities and the completion of wells and the expected dates that wells are producing hydrocarbons that are sold) and potential ethane sales pipeline projects are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are indicated by words such as “expected”, “expects”, “assumes”, “anticipates” and similar words. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including (without limitation) the following:
The company undertakes no obligation to publicly update or revise any forward-looking statements. Further information on the company’s risks and uncertainties is available in the company's filings with the Securities and Exchange Commission.
The company's internal estimates of reserves may be subject to revision and may be different from estimates by the company's external reservoir engineers at year end. Although the company believes the expectations and forecasts reflected in these and other forward-looking statements are reasonable, it can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

Forward Looking Statements & Estimates
Hydrocarbon Volumes
The SEC permits publicly-reporting oil and gas companies to disclose “proved reserves” in their filings with the SEC. “Proved reserves” are estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. SEC rules also permit the disclosure of “probable” and possible” reserves. Rex Energy discloses proved reserves but does not disclose probable or possible reserves. We may use certain broader terms such as “resource potential,” “EUR” (estimated ultimate recovery of resources, defined below) and other descriptions of volumes of potentially recoverable hydrocarbon resources throughout this presentation. These broader classifications do not constitute “reserves” as defined by the SEC and we do not attempt to distinguish these classifications from probable or possible reserves as defined by SEC guidelines.
The company defines EUR as the cumulative oil and gas production expected to be economically recovered from a reservoir or individual well from initial production until the end of its useful life. Our estimates of EURs and resource potential have been prepared internally by our engineers and management without review by independent engineers. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized. We include these estimates to demonstrate what we believe to be the potential for future drilling and production by the company. Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing, exploration and development costs, and our future drilling decisions and budgets based upon our future evaluation of risk, returns and the availability of capital and, in many areas, the outcome of negotiation of drilling arrangements with holders of adjacent or fractional interest leases. Estimates of resource potential and other figures may change significantly as development of ourresource plays provide additional data and therefore actual quantities that may ultimately be recovered will likely differ from these estimates.
Potential Drilling Locations
Our estimates of potential drilling locations are prepared internally by our engineers and management and are based upon a number of assumptions inherent in the estimate process. Management, with the assistance of engineers and other professionals, as necessary, conducts a topographical analysis of our unproved prospective acreage to identify potential well pad locations using operationally approved designs and considering several factors, which may include but are not limited to access roads, terrain, well azimuths, and well pad sizes. For our operations in Pennsylvania, we then calculate the number of horizontal well bores for which the company appears to control sufficient acreage to drill the lateral wells from each potential well pad location to arrive at an estimated number of net potential drilling locations. For our operations in Ohio, we calculate the number of horizontal well bores that may be drilled from the potential well pad and multiply this by the company’s net working interest percentage of the proposed unit to arrive at an estimated number of net potential drilling locations. In both cases, we then divide the unproved prospective acreage by the number of net potential drilling locations to arrive at an average well spacing.
Management uses these estimates to, among other things, evaluate our acreage holdings and to formulate plans for drilling. Any number of factors could cause the number of wells we actually drill to vary significantly from these estimates, including: the availability of capital, drilling and productioncosts, commodity prices, availability of drilling services and equipment, lease expirations, regulatory approvals and other factors.
•
economic conditions in the United States and globally; the difficult and adverse conditions in the domestic and global capital and credit markets; domestic and global demand for oil and natural gas; sustained or further declines in the prices the company receives for oil and natural gas; the effects of government regulation, permitting and other legal requirements; the geologic quality of the company’s properties with regard to, among other things, the existence of hydrocarbons in economic quantities; uncertainties about the estimates of the company’s oil and natural gas reserves; the company’s ability to increase production and oil and natural gas income through exploration and development; the company’s ability to successfully apply horizontal drilling techniques and tertiary recovery methods; the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled; the effects of adverse weather on operations; drilling and operating risks; the ability of contractors to timely and adequately perform their drilling, construction, well stimulation, completion and production services; the availability of equipment, such as drilling rigs and transportation pipelines; changes in the company’s drilling plans and related budgets; the adequacy of capital resources and liquidity including
(without limitation) access to additional borrowing capacity; uncertainties relating to the potential divestiture of the Niobrara assets, including the ability to reach an agreement with a potential purchaser on terms acceptable to the company; and uncertainties associated with our legal proceedings and the outcome.

Warrior Prospects – Status Update

Area Pad Well
Lateral
Length
Status
Warrior North Brace Brace 1H 4,170 ft. • Placed into sales in September 2012
Warrior North Graham
Graham 1H 3,973 ft.
• Placed into sales in June 2013
Graham 2H 3,572 ft.
Warrior North Brace West
Brace West 1H 4,178 ft.
• Placed into sales in July 2013
Brace West 2H 4,658 ft.
Warrior North Ocel
Ocel 1H 4,449 ft.
• Expected to begin completion operations in 1Q14 Ocel 2H 4,350 ft.
Ocel 3H 4,340 ft.
Warrior North Grunder
Grunder SW 1H 4,717 ft.
• Completed drilling of first well on pad
• One more well on Grunder pad expected to be drilled in 2013
• Remaining three wells on pad will be drilled in 2014
Grunder SW 3H 4,585 ft.
Grunder SW 5H 5,012 ft.
Grunder SE 7H 5,013 ft.
Grunder SE 9H 4,914ft.
Warrior South Guernsey/Noble
Guernsey 1H 3,587 ft.
• Placed into sales in June 2013 Guernsey 2H 3,640 ft.
Noble 1H 3,378 ft.
Warrior South J. Anderson
J. Anderson 1H 3,222 ft.
• J. Anderson 1H & 2H placed into sales on November 11, 2013
• Remaining three wells will be placed into sales on December 1, 2013
J. Anderson 2H 4,133 ft.
J. Anderson 3H 3,874 ft.
J. Anderson 4H 4,339 ft.
J. Anderson 5H 5,162 ft.

Lorain
Medina
Summit
Mahoning
Ashland
Wayne
Stark
Holmes
Jefferson
Coshocton
Ohio
Licking
Guernsey
Belmont
Ohio
Marshall
Perry
Noble
Wetzel
Hocking
Washington
Doddridge
Wood
Ritchie

Ohio Utica Midstream Providers

REXX Warrior
South Acreage
Blue Racer –
Hastings Plant
Blue Racer –
Natrium Plant
EPD ATEX Express
Pipeline
REXX Carroll
County Acreage
Mariner West
Pipeline
Blue Racer East
Ohio  Pipeline
Currently in Service
Under Construction
Source: Publicly available press releases or presentations
MWE Seneca
Processing
Complex
MWE Cadiz
Processing
Complex
MarkWest Energy - Cadiz Processing Complex
Interim Refrigeration 60 MMcf/d In Service
Cadiz I 125 MMcf/d In Service
Cadiz II 200 MMcf/d 3Q14
De-ethanization 40,000 Bbl/d 1Q14
MarkWest Energy - Seneca Processing Complex
Interim Refrigeration 45 MMcf/d In Service
Seneca I 200 MMcf/d In Service
Seneca II 200 MMcf/d In Service
Seneca III 200 MMcf/d 2Q14
De-ethanization 38,000 Bbl/d 4Q14
Blue Racer Facilities
Hastings 180 MMcf/d In Service
Natrium 200 MMcf/d In Service
Natrium Fractionation 36,000 Bbls/d In Service
Pipeline to ATEX 27,000 Bbls/d 2Q14

REX ENERGY®

CHK Coniglio 6H: 1.1 Mboe/d
Stark
REXX Brace 1H: 1.1 Mboe/d
REXX G. Graham 1H: 2.0 Mboe/d
CHK Mangun 22-15-5 8H: 1.5 Mboe/d
REXX Brace West 1H, 2H: 1.4 Mboe/d
EVEP Cairns 5H: 1.7 Mboe/d
REXX – Three Well Ocel Pad ; Avg. Lateral Length of ~ 4,400
CHK Shaw 20-14-5H: 1.4 Mboe/d
Carroll
CHK Neider 10-14-5 3H: 1.6 Mboe/d – Peak Rate
CHK Burgett #7-15-6-8H: 1.2 Mboe/d
CHK White 17-13-5 8H: 1.4 Mboe/d
CHK Coe 34-12-4H: 2.0 Mboe/d
Tuscarawas
CHK Walters 30-12-5 8H: 1.1 Mboe/d
CHK Houyouse 15-13-5 8H: 1.7 Mboe/d
CHK Buell 10-11-5 8H: 3.0 Mboe/d – Located 10 miles south in Harrison County
CHK Scott 24-12-6H: 1.5 Mboe/d
CHK Henderson 10-12-6 5H: 1.6 Mboe/d
Harrison
Completed Wells
Potential Pad Location

Ohio Utica – Warrior North Prospect

1. Assumes full ethane recovery
Warrior North Drilling Program
Year Wells Drilled
Fracture
Stimulated
Placed in
Sales
Awaiting
Completion
YTD 6 4 4 3
2013E 8 4 4 3
Warrior North Prospect
5-Day Sales Rate (Average Per Well)¹
Natural
Gas Condensate NGLs Total
%
Liquids
Total
(Ethane
Rejection)
G. Graham 1H 513 497 701 1,710 70% 1,417
Brace West 1H 459 296 709 1,464 69% 1,164
Brace West 2H 323 448 488 1,260 74% 1,045
•
~16,800 gross / ~16,500 net acres in Carroll County, OH
•
~115 potential gross drilling locations (pro forma for acreage trade)
•
Completed drilling three-well Ocel pad; expected to be completed in 1Q14
•
Reduced two-pad drilling costs for 4,500’ lateral from $8.8 million at end of last year to current $8.1 million
•
Plan to average 5-6 wells per pad with laterals averaging 5,000’
going forward
•
Average lateral length of ~ 4,400 feet
•
First wells drilled without intermediate casing to kick-off point;
expected to be next step in reducing drilling costs

Ohio Utica – Warrior South Prospect
• ~7,000 gross / ~4,300 net acres in Guernsey, Noble and
Belmont Counties, OH (63% WI)
• ~ 38 potential gross drilling locations
2
• Completed 5-well J. Anderson pad
• J. Anderson 1H & 2H placed into sales
• Remaining three wells expected to be placed
into sales on December 1, 2013
• Three-well Guernsey / Noble pad:
• Average lateral length of 3,535 feet
• Completed utilizing “Super Frac” design
• 5-day avg. sales rate – 1.7 Mboe/d
1
• 1,237 BTU; 57% liquids
• 30-day avg. sales rate – 1.6 Mboe/d
1
• 1,237 BTU; 55% liquids

Warrior South Drilling Program³
Year Wells Drilled
Fracture
Stimulated
Placed in
Sales
Awaiting
Completion
YTD 5 5 3 0
2013E 5 5 8 0
Warrior South Prospect
REXX – Completed
Three-well
Guernsey/Noble
pad – Avg. 24 Hour
Sales Rate:
3.1 Mboe/d¹
Antero Miley Pad:
Avg. 3.6 Mboe/d
GPOR – Groh 1-12H:
5,414’ lateral 1.9 Mboe/d
GPOR – Shugert 1-1H:
5,758’ lateral; 4.9 Mboe/d
Completed Pads
Potential Pad Location
1. Assumes full ethane recovery
2. See note on Potential Drilling Locations on page 3
3. Well information in gross
GPOR – Shugert 1-12H:
7.5 Mboe/d
GPOR – Stutzman 1-14H:
8,634’ lateral; 4.1 Mboe/d
REXX – Five-well J.
Anderson Pad; Avg.
Lateral Length of ~4,250’
GPOR – McCourt 1-28H:
7,501’ lateral; 2.2 Mboe/d
GPOR – Wagner 3-28H:
6,867’ lateral; 2.6 Mboe/d
GPOR – McCourt 2-28H:
9,489’ lateral; 2.7 Mboe/d

Warrior South Industry Results Comparison

> 65% Liquids
Company Well Name
Lateral
(feet) BTU Shrink % Gas (Mcf/d) Oil (Bbls/d) NGL (Bbls/d)
Boe/d (Full Ethane
Recovery) % Liquids
Boe/d assuming 3,500’
Lateral*
GPOR Lyons 2-27H 7,100 1,320 23% 1,386 1,373 155 1,759 87% 867
GPOR Lyons 1-27H 6,694 1,271 21% 1,975 1,087 137 1,553 79% 812
PDCE
Onega Commissioners 14-
25H
3,950 1,254 20% ~1,891 ~841 ~345 1,501 79% 1,330
GPOR Boy Scout 5-33H 6,029 1,259 22% 2,262 902 383 1,662 77% 965
PDCE Detweiler 42-3H 3,868 1,263 21% ~3,059 ~999 ~530 2,039 75% 1,845
GPOR Boy Scout 1-33H 7,974 1,310 25% 5,325 1,560 1,008 3,456 74% 1,517
GPOR Clay 1-14H  7,372 1,258 27% 4,307 747 761 2,226 68% 1,057
GPOR BK Stephens 1-16H 5,276 1,207 11% 6,141 1,224 759 3,007 66% 1,994
Average 6,034 1,268 21% 3,293 1,092 510 2,150 76% 1,298
50% - 65% Liquids
REXX Guernsey 2H 3,640 1,207 20% 8,082 564 1,200 3,111 57% 2,991
REXX Guernsey 1H 3,587 1,216 20% 7,603 549 1,152 2,968 57% 2,896
REXX Noble 1H 3,378 1,216 20% 8,004 392 1,212 2,938 55% 3,044
Average 3,535 1,213 20% 7,896 502 1,188 3,006 56% 2,977
< 50% Liquids
GPOR Wagner 1-28H 8,143 1,214 18% 14,022 432 1,881 4,650 50% 1,999
GPOR Stutzman 1-14H 8,634 1,078 11% 18,690 0 945 4,060 23% 1,646
Average 8,389 1,146 15% 16,356 216 1,413 4,355 37% 1,823
Source: Publicly available press releases announcing well test results *Internal calculation based upon lateral lengths shown in table
Other Recent Results
•
MHR Farley well –
6,500’ lateral; produced at a test rate of 3.0 MMcfe/d assuming full ethane rejection
•
PDCE Garvin 1H –
1,530 Boe/d; 54% liquids